SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2006

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

(303) 233-3500

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 24, 2006, Zaid Haddad, Chief Accounting Officer, tendered his resignation to pursue other interests. He will continue to work with the Company through mid-April 2006.

Item 7.01.	Regulation FD Disclosure

On February 28, 2006, the Company issued a press release describing the completion of the rights offering and the satisfaction of Dolphin’s $7 million bridge loan, described in more detail in Item 1.01.

The above-referenced press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

The Exhibit Index following the signature page of this Form 8-K report lists the exhibits that are filed or furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc. (Registrant)

Date: March 1, 2006	By:	/s/ Gene Warren
Gene Warren Chief Executive Officer

Exhibit Index

(All exhibits are filed electronically)

Exhibit 99.1 – Press release dated March 1, 2006